SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(D) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): December 21, 2005 (December 19, 2005)

ALERIS INTERNATIONAL, INC.

(Exact name of Registrant as specified in charter)

Delaware	1-7170	75-2008280
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25825 Science Park Drive, Suite 400 Beachwood, Ohio	44122
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 910-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Amended and Restated Senior Credit Facility. On December 19, 2005, in connection with the purchase of inventory and equipment of Ormet Corporation and Ormet Aluminum Mill Products Corporation, and Specialty Blanks, Inc., the Company amended our senior revolving credit facility with PNC Bank, National Association, as Administrative Agent, PNC Capital Markets, Inc., Citigroup Global Markets Inc., and Deutsche Bank Securities Inc., collectively as “Joint Lead Arrangers” and a group of other financial institutions (together with the Administrative Agent and the Joint Lead Arrangers, the “Lenders”) set forth in the Fourth Amendment (the “Fourth Amendment”) to the First Amended and Restated Revolving Credit and Security Agreement (the “Senior Revolving Credit Facility”). An executed copy of the Fourth Amendment is attached hereto as Exhibit 99.1 and incorporated herein by reference. The purpose of the Fourth Amendment, among other things, is to:

•	increase from $325 million to $425 million the aggregate maximum commitment amount available under the credit facility, with an option to further increase the maximum commitment amount available to $375 million (all subject to borrowing base limitations);

•	extend the termination date of the credit facility to December 9, 2009;

•	add Alumitech, Inc. and its subsidiaries as co-borrowers and guarantors under the facility;

•	permit the Company, so long as no default or event of default has occurred and is continuing, to increase the revolving credit facility without the consent of any particular Lender by an aggregate amount not to exceed $50,000,000 upon the receipt by the Administrative Agent of commitments for such increase from one or more existing or new Lenders.

Borrowings under the amended and restated Senior Revolving Credit Facility bear interest, at our option, at rates per annum equal to (1) the greater of (x) a base rate equal to the lead bank lender’s prime rate or (y) a federal funds rate plus  1/2%, in each case plus an applicable margin spread; or (2) a LIBOR-based rate plus an applicable margin spread. Commitment fees based on facility usage are due quarterly. The applicable margin spread and the per annum percentage used to calculate the unused commitment fee are determined by reference to a pricing schedule, which is based on the sum of undrawn availability under the amended and restated facility and the unrestricted cash of the borrowers. As part of the Fourth Amendment, the pricing schedule changed as follows:

•	For base rate and federal funds rate loans, the applicable margin spread now ranges from 25 to 100 basis points. Prior to the Fourth Amendment the applicable margin spread was from 100 to 175 basis points

•	For LIBOR-based loans, the applicable margin spread now ranges from 125 to 200 basis points. Prior to the Fourth Amendment the applicable margin spread was, from 200 to 275 basis points.

•	For Letters of Credit, the applicable margin spread now ranges from 125 to 200 basis points.

Item 2.01. Completion of Acquisition or Disposition of Assets

On December 20, 2005, the Company’s wholly-owned subsidiary Rock Creek Aluminum, Inc. purchased certain inventory and equipment of Ormet Corporation and Ormet Aluminum Mill Products Corporation, and the Company’s wholly-owned subsidiary, Indiana Aluminum Inc. purchased certain inventory and equipment of Specialty Blanks, Inc, a subsidiary of Ormet Corporation. The aggregate consideration paid to Ormet Corporation, Ormet Aluminum Mill Products Corporation and Specialty Blanks, Inc. is $133 million, subject to adjustment as provided in the Purchase Agreement for accounts receivable and inventory on the Closing Date. A copy of the Purchase Agreement is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

On December 21, 2005 Aleris issued a Press Release regarding the consummation of the Ormet acquisition. A copy of the press release is attached hereto as Exhibit 99.3.

The information contained in this Current Report on Form 8-K and on Exhibit 99.6 contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements contained in this report and on such exhibit that are not historical in nature are considered to be forward-looking statements. They include statements regarding our expectations, hopes, beliefs, estimates, intentions or strategies regarding the future. These include statements that contain words such as “believe”, “expect”, “ anticipate”, “intend”, “estimate”, “should”, and similar expressions intended to connote future events and circumstances, and include statements regarding future earnings and earnings per share, future improvements in margins, processing volumes and pricing, improvements in internal controls, future effects of derivatives accounting, anticipated continuation of strengthened U.S. and worldwide industrial activity, expected cost savings, and anticipated synergies resulting from the business combination between Commonwealth Industries, Inc. (“Commonwealth”) and us.

Investors are cautioned that all forward-looking statements involve risks and uncertainties, and that actual results could differ materially from those described in the forward-looking statements. These risks and uncertainties would include, without limitation, our ability to effectively integrate the business and operations of Commonwealth and our other acquisitions; slowdowns in automotive production in the U.S. and Europe; the financial condition of our customers and future bankruptcies and defaults by our major customers; the availability at favorable cost of aluminum scrap and other metal supplies that we processes; our ability to enter into effective metals, natural gas and other commodity derivatives; future natural gas and other fuel costs; a weakening in industrial demand resulting from a decline in economic conditions, including any decline caused by terrorist activities or other unanticipated events; future utilized capacity of our various facilities; restrictions on and future levels and timing of capital expenditures; retention of major customers; the timing and amounts of collections; the future mix of product sales vs. tolling business; currency exchange fluctuations; future write-downs or impairment charges which may be required because of the occurrence of uncertainties listed above; and other risks listed in our filings with the Securities and Exchange Commission, including but not limited to our annual report on Form 10-K for the year ended December 31, 2004 and our quarterly reports on Form 10-Q for the quarters ended March 31 and June 30, 2005, particularly the sections entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Cautionary Statement on Forward-Looking Information” contained therein.

The forward-looking statements contained in this report and on such exhibit are made only as of the date hereof. We do not assume any obligation to update any of these forward-looking statements.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits.

Number	Description
99.1	Fourth Amendment dated as of December 19, 2005 by and among the Company and PNC Bank, National Association among others to the First Amended and Restated Revolving Credit and Security Agreement

99.2	Asset Purchase Agreement dated November 7, 2005, by and Ormet Corporation, Ormet Aluminum Mill Products Corporation, and Specialty Blanks, Inc. filed as Exhibit 99.1 to the company’s Current Report on Form 8-K dated November 7, 2005 and incorporated herein by reference*

99.3	Press Release of the Company dated December 21, 2005

*	Previously Filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALERIS INTERNATIONAL, INC.

Dated: December 21, 2005	/s/ Michael D. Friday
Michael D. Friday, Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Number	Description
99.1	Fourth Amendment dated as of December 19, 2005 by and among the Company and PNC Bank, National Association among others to the First Amended and Restated Revolving Credit and Security Agreement

99.2	Asset Purchase Agreement dated November 7, 2005, by and Ormet Corporation, Ormet Aluminum Mill Products Corporation, and Specialty Blanks, Inc. filed as Exhibit 99.1 to the company’s Current Report on Form 8-K dated November 7, 2005 and incorporated herein by reference*

99.3	Press Release of the Company dated December 21, 2005

*	Previously Filed